Exhibit 99.1

NEWS RELEASE January 29, 2025

Tetra Tech Reports Strong First Quarter Results

• Record Revenue $1.42 billion, up 16% Y/Y

• Record Net Revenue $1.20 billion, up 18% Y/Y

• Operating Income $23 million; adjusted operating income $138 million, up 24% Y/Y

• Record Backlog $5.44 billion, up 15% Y/Y

• Raised high-end and reaffirmed midpoint of FY25 EPS guidance

Pasadena, California. Tetra Tech, Inc. (NASDAQ: TTEK), a leading provider of high-end consulting and engineering services in water, environment and sustainable infrastructure, today announced results for the first quarter ended December 29, 2024.

First Quarter Highlights

•	Revenue increased 16% Y/Y to $1.42 billion

•	Net Revenue[1] increased 18% Y/Y to $1.20 billion

•	Operating Income $23 million; adjusted Operating Income increased 24% Y/Y to $138 million

•	EPS $0.00; adjusted EPS[1] increased 25% Y/Y to $0.35

•	Backlog increased 15% Y/Y to $5.44 billion

•	Industry-leading DSO of 55.9 days

Recent Key Wins

•	$498 million five-year multiple award contracts to deliver architect-engineering services and civil works support for USACE in Los Angeles and Japan Districts

•	$249 million five-year multiple award contract for planning and engineering services for USACE Mobile District

•	$100 million five-year multiple award contract for the Office of Land and Emergency Management for research and analysis of emerging advanced environmental technologies

•	$66 million five-year single award contract to provide disaster and emergency response services in the U.S. Midwest

•	$46 million multiple award architect-engineering contract for flood and emergency response for USACE

1 Non-GAAP financial measures which the Company believes provide valuable perspectives on its business results. Refer to tables at the end of the release and Regulation G Information for reconciliations to the comparable GAAP metrics.

Chairman and CEO Comments

Dan Batrack, Chairman and CEO, commented, “Tetra Tech began fiscal 2025 with a strong first quarter, which included all-time record high quarterly revenue and backlog, and record high first quarter adjusted operating income and EPS. We continued to see significant demand for our differentiated services in water, environment, and sustainable infrastructure across our global operations. In the first quarter, we added over $1 billion of new contract capacity, which included contracts for essential water supply, flood control structures and inland navigation. With our record backlog and momentum, we are well positioned to respond to our U.S. and international clients’ priorities.”

Quarterly Dividend and Share Repurchase Program

On January 27, 2025, Tetra Tech’s Board of Directors approved the Company’s 43rd consecutive quarterly dividend at an amount of $0.058 per share, a 12% increase year-over-year, payable on February 26, 2025, to stockholders of record as of February 12, 2025. In the first quarter, Tetra Tech repurchased $25 million of common stock. Additionally, as of December 29, 2024, the Company had $323 million remaining under its $400 million share repurchase program.

Business Outlook

The following statements are based on current expectations. These statements are forward-looking, and the actual results could differ materially. These statements do not include the potential impact of transactions that may be completed or developments that become evident after the date of this release. The Business Outlook section should be read in conjunction with the information on forward-looking statements at the end of this release.

At the direction of the new U.S. Administration, Tetra Tech has paused some of its U.S. federal government work, particularly with USAID, while assisting our clients with their review of multiple programs across the various government agencies we support. Tetra Tech has updated its guidance for fiscal year 2025 based on its current outlook, which includes the potential impact of the ongoing U.S. federal government review process.

For fiscal 2025, Tetra Tech expects the full year guidance for net revenue2 to range from $4.365 billion to $4.765 billion and adjusted EPS3 to range from $1.37 to $1.52. For the second quarter in fiscal 2025, Tetra Tech expects net revenue to range from $1.0 billion to $1.1 billion and EPS to range from $0.30 to $0.33.

Webcast

Investors will have the opportunity to access a live audio-visual webcast and supplemental financial information concerning the first quarter of fiscal 2025 results through a link posted on the Company’s website at tetratech.com on January 30, 2025, at 8:00 a.m. (PT).

2 Reconciliation of the net revenue guidance to the most directly comparable GAAP measure is not available without unreasonable efforts because the Company cannot predict the magnitude and timing of all the components, including subcontractor costs, required to provide such reconciliation with sufficient precision.

3 The only adjustment in our guidance for EPS is to exclude the legal settlement costs of $0.35 in the first quarter of fiscal 2025.

Reconciliation of GAAP and Non-GAAP Items

In thousands (except EPS data)

	Three Months Ended
	December 29, 2024	December 31, 2023
Revenue	$1,420,561	$1,228,267
Subcontractor costs	(223,231)	(213,098)
Net revenue	$1,197,330	$1,015,169

Operating Income	$22,526	$111,081
Legal contingency costs	115,000	-
Contingent consideration	-	(37)
Adjusted Operating Income	$137,526	$111,044

EPS	$0.00	$0.28
Legal contingency costs	0.35	-
Adjusted EPS	$0.35	$0.28

About Tetra Tech

Tetra Tech is the leader in water, environment and sustainable infrastructure, providing high-end consulting and engineering services for projects worldwide. With 30,000 employees working together, Tetra Tech provides clear solutions to complex problems by Leading with Science® to address the entire water cycle, protect and restore the environment, design sustainable and resilient infrastructure, and support the clean energy transition. For more information about Tetra Tech, please visit tetratech.com or follow us on LinkedIn and Facebook.

CONTACTS:
Jim Wu, Investor Relations
Charlie MacPherson, Media & Public Relations
(626) 470-2844

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The use of words such as "anticipate," "expect," "could," "may," "intend," "plan" and "believe," among others, generally identify forward-looking statements. These forward-looking statements are based on current expectations and beliefs of Tetra Tech’s management and currently available operating, financial, economic and other information, and are subject to a number of risks and uncertainties. Readers are cautioned that these forward-looking statements are only predictions and may differ materially from actual future events or results. A variety of factors, many of which are beyond our control, could cause actual future results or events to differ materially from those projected in the forward-looking statements in this release, including but not limited to: continuing worldwide political and economic uncertainties; the U.S. Administration’s potential changes to fiscal policies; the cyclicality in demand for our overall services; the fluctuation in demand for oil and gas, and mining services; risks related to international operations; concentration of revenues from U.S. government agencies and potential funding disruptions by these agencies; dependence on winning or renewing U.S. government contracts; the delay or unavailability of public funding on U.S. government contracts; the U.S. government’s right to modify, delay, curtail or terminate contracts at its convenience; compliance with government procurement laws and regulations; the impact of global pandemics; credit risks associated with certain clients in certain geographic areas or industries; acquisition strategy and integration risks; goodwill or other intangible asset impairment; the failure to comply with worldwide anti-bribery laws; the failure to comply with domestic and international export laws; the failure to properly manage projects; the loss of key personnel or the inability to attract and retain qualified personnel; the ability of our employees to obtain government granted eligibility; the use of estimates and assumptions in the preparation of financial statements; the ability to maintain adequate workforce utilization; the use of the percentage-of-completion method of accounting; the inability to accurately estimate and control contract costs; the failure to adequately recover on our claims for additional contract costs; the failure to win or renew contracts with private and public sector clients; growth strategy management; backlog cancellation and adjustments; risks relating to cyber security breaches; the failure of partners to perform on joint projects; the failure of subcontractors to satisfy their obligations; requirements to pay liquidated damages based on contract performance; the adoption of new legal requirements; changes in resource management, environmental or infrastructure industry laws, regulations or programs; changes in bank and capital markets and the access to capital; credit agreement covenants; industry competition; liability related to legal proceedings, investigations, and disputes; the availability of third-party insurance coverage; the ability to obtain adequate bonding; employee, agent, or partner misconduct; employee risks related to international travel; safety programs; conflict of interest issues; liabilities relating to reports and opinions; liabilities relating to environmental laws and regulations; force majeure events; protection of intellectual property rights; stock price volatility; the ability to impede a business combination based on Delaware law and charter documents; and other risks and uncertainties as may be described in Tetra Tech’s periodic filings with the Securities and Exchange Commission, including those described in the “Risk Factors” section of Tetra Tech’s Annual Report on Form 10-K for the fiscal year ended September 29, 2024. Readers should not place undue reliance on forward-looking statements since such information speaks only as of the date of this release. Tetra Tech does not intend to update forward-looking statements and expressly disclaims any obligation to do so.

Non-GAAP Financial Measures

To supplement the financial results presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we present certain non-GAAP financial measures within the meaning of Regulation G under the Securities Exchange Act of 1934, as amended. We provide these non-GAAP financial measures because we believe they provide a valuable perspective on our financial results. However, non-GAAP measures have limitations as analytical tools and should not be considered in isolation and are not in accordance with, or a substitute for, GAAP measures. In addition, other companies may define non-GAAP measures differently which limits the ability of investors to compare non-GAAP measures of Tetra Tech to those used by our peer companies. A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures is set forth above in this release.

Tetra Tech, Inc

Consolidated Balance Sheets

(unaudited - in thousands, except par value)

	As of
	December 29,	September 29,
	2024	2024
Assets
Current assets:
Cash and cash equivalents	248,104	232,689
Accounts receivable, net	1,117,666	1,051,461
Contract assets	122,310	129,678
Prepaid expenses and other current assets	143,768	113,555
Total current assets	1,631,848	1,527,383

Property and equipment, net	67,102	73,065
Right-of-use assets, operating leases	172,080	177,950
Goodwill	1,968,684	2,046,569
Intangible assets, net	142,097	160,585
Deferred tax assets	96,916	105,529
Other non-current assets	100,457	101,595
Total assets	4,179,184	4,192,676

Liabilities and Equity
Current liabilities:
Accounts payable	238,157	197,440
Accrued compensation	222,549	332,096
Contract liabilities	359,957	351,738
Short-term lease liabilities, operating leases	61,184	63,419
Current contingent earn-out liabilities	24,153	26,934
Other current liabilities	361,345	247,900
Total current liabilities	1,267,345	1,219,527

Deferred tax liabilities	24,902	30,162
Long-term debt	888,450	812,634
Long-term lease liabilities, operating leases	134,759	140,095
Non-current contingent earn-out liabilities	22,007	21,812
Other non-current liabilities	149,702	138,033

Equity:
Preferred stock - authorized, 2,000 shares of $0.01 par value; no shares issued and outstanding at December 29, 2024 and September 29, 2024	-	-
Common stock - authorized, 750,000 shares of $0.01 par value; issued and outstanding, 268,028 and 267,717 shares at December 29, 2024 and September 29, 2024, respectively	2,680	2,677
Additional paid-in capital	21,153	35,900
Accumulated other comprehensive loss	(187,754)	(78,875)
Retained earnings	1,855,818	1,870,620
Tetra Tech stockholders' equity	1,691,897	1,830,322
Noncontrolling interests	122	91
Total stockholders' equity	1,692,019	1,830,413
Total liabilities and stockholders' equity	4,179,184	4,192,676

Tetra Tech, Inc.

Consolidated Statements of Income

(unaudited - in thousands, except per share data)

	Three Months Ended
	December 29,	December 31,
	2024	2023
Revenue	$1,420,561	$1,228,267
Subcontractor costs	(223,231)	(213,098)
Other costs of revenue	(975,853)	(824,671)
Gross profit	221,477	190,498
Selling, general and administrative expenses	(83,951)	(79,417)
Legal contingency costs	(115,000)	-
Income from operations	22,526	111,081
Interest expense, net	(7,218)	(9,577)
Income before income tax expense	15,308	101,504
Income tax expense	(14,530)	(26,524)
Net income	778	74,980
Net income attributable to noncontrolling interests	(31)	(8)
Net income attributable to Tetra Tech	$747	$74,972

Earnings per share attributable to Tetra Tech:
Basic	$0.00	$0.28
Diluted	$0.00	$0.28

Weighted-average common shares outstanding:
Basic	267,854	266,585
Diluted	271,886	268,690

Tetra Tech, Inc.

Consolidated Statements of Cash Flows

 (unaudited - in thousands)

	Three Months Ended
	December 29,	December 31,
	2024	2023
Cash flows from operating activities:
Net income	$778	$74,980
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	16,063	19,484
Amortization of stock-based awards	8,142	7,641
Deferred income taxes	767	(1,624)
Other non-cash items	775	123
Changes in operating assets and liabilities, net of effects of business acquisitions:
Accounts receivable and contract assets	(91,725)	(22,288)
Prepaid expenses and other assets	(26,186)	(28,615)
Accounts payable	44,194	33,790
Accrued compensation	(101,641)	(80,069)
Contract liabilities	27,527	41,862
Income taxes receivable/payable	(1,538)	(15,941)
Cash settled contingent earn-out liability	(2,720)	-
Other liabilities	138,627	(20,097)
Net cash provided by operating activities	13,063	9,246

Cash flows from investing activities:
Capital expenditures	(3,433)	(3,434)
Net cash used in investing activities	(3,433)	(3,434)

Cash flows from financing activities:
Proceeds from borrowings	90,000	125,000
Repayments on long-term debt	(15,000)	(60,000)
Repurchases of common stock	(25,000)	-
Shares repurchased for tax withholdings on share-based awards	(13,307)	(12,670)
Payments of contingent earn-out liabilities	(145)	(18,862)
Stock options exercised	114	335
Dividends paid	(15,549)	(13,873)
Principal payments on finance leases	(1,719)	(1,539)
Net cash provided by financing activities	19,394	18,391

Effect of exchange rate changes on cash and cash equivalents	(13,609)	5,655

Net increase in cash and cash equivalents	15,415	29,858
Cash and cash equivalents at beginning of period	232,689	168,831
Cash and cash equivalents at end of period	$248,104	$198,689

Supplemental information:
Cash paid during the period for:
Interest	$4,295	$6,369
Income taxes, net of refunds received of $1.7 million and $0.9 million	$14,489	$43,297

Tetra Tech, Inc.

Regulation G Information

December 29, 2024

Reconciliation of Revenue to Revenue, Net of Subcontractor Costs ("Net Revenue")

(in millions)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr
Consolidated
Revenue	3,504.0	4,522.6	1,228.3	1,251.6	2,479.9	1,344.3	3,824.2	1,374.5	5,198.7	1,420.6
Subcontractor Costs	(668.5)	(771.5)	(213.1)	(199.0)	(412.1)	(234.7)	(646.8)	(230.0)	(876.8)	(223.3)
Net Revenue	2,835.5	3,751.1	1,015.2	1,052.6	2,067.8	1,109.6	3,177.4	1,144.5	4,321.9	1,197.3

GSG Segment
Revenue	1,820.9	2,158.9	575.0	597.1	1,172.2	640.6	1,812.7	670.6	2,483.4	751.8
Subcontractor Costs	(484.4)	(523.4)	(132.3)	(130.6)	(263.0)	(152.3)	(415.3)	(158.1)	(573.4)	(150.6)
Net Revenue	1,336.5	1,635.5	442.7	466.5	909.2	488.3	1,397.4	512.5	1,910.0	601.2

CIG Segment
Revenue	1,738.4	2,424.6	669.1	671.2	1,340.3	723.6	2,063.9	722.9	2,786.7	688.2
Subcontractor Costs	(239.3)	(309.0)	(96.6)	(85.1)	(181.7)	(102.2)	(283.9)	(90.9)	(374.8)	(92.1)
Net Revenue	1,499.1	2,115.6	572.5	586.1	1,158.6	621.4	1,780.0	632.0	2,411.9	596.1

Reconciliation of Net Income Attributable to Tetra Tech to Adjusted EBITDA

(in thousands)

			2024							2025
	2022	2023	1st Qtr	2nd Qtr	6 mos	3rd Qtr	9 Mos	4th Qtr	Total	1st Qtr
Net Income Attributable to Tetra Tech	263,125	273,420	74,972	76,446	151,418	85,810	237,228	96,154	333,382	747
Income Tax Expense	85,602	127,526	26,523	31,341	57,864	32,894	90,757	39,266	130,023	14,530
Interest Expense[1]	11,584	46,537	9,578	9,883	19,461	9,912	29,374	7,897	37,271	7,218
Depreciation	13,859	19,980	6,951	5,637	12,588	5,713	18,301	5,421	23,722	5,402
Amortization	13,174	41,226	12,533	12,094	24,627	13,790	38,417	11,538	49,955	10,661
FX Hedge Gain	(19,904)	(89,402)	-	-	-	-	-	-	-	-
EBITDA	367,440	419,287	130,557	135,401	265,958	148,119	414,077	160,276	574,353	38,558

Contingent Consideration	-	12,255	(37)	14	(22)	500	477	2,064	2,541	-
Acquisition & Integration Expenses[2]	-	49,554	-	-	-	-	-	7,138	7,138	-
Legal Contingency Costs	-	-	-	-	-	-	-	-	-	115,000
COVID-19 Credits	(6,486)	-	-	-	-	-	-	-	-	-

Adjusted EBITDA	360,954	481,096	130,520	135,415	265,936	148,619	414,554	169,478	584,032	153,558

1 Includes write-off of deferred debt origination fees of $3.8 million in fiscal 2023

2 Includes lease impairment charge of $16.4M in fiscal 2023